Exhibit 24




                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of TIME WARNER INC., a Delaware corporation (the "Corporation"), hereby constitutes and appoints JAMES W. BARGE, CHRISTOPHER P. BOGART, SPENCER B. HAYS, JOHN A. LABARCA, THOMAS W. McENERNEY AND JOSEPH A. RIPP, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-3 or other appropriate form and any and all amendments to such Registration Statements (including post-effective amendments), and any subsequent Registration Statements filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act") to be filed with the Securities and Exchange Commission for the registration under the provisions of the Securities Act of up to 4 million shares of Common Stock, par value $.01 per share ("Common Stock"), of the Corporation to be sold by R.E. Turner, or certain permitted transferees from R.E. Turner, with power where appropriate to affix thereto the corporate seal of the Corporation and to attest said seal, and to file such Registration Statements, including in each case a form of prospectus, and any and all amendments and post-effective amendments to such Registration Statements, and any subsequent Registration Statements filed by the Corporation pursuant to Rule 462(b) of the Securities Act, with all exhibits thereto, and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

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                                                                             2

          IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her name as of the 27th day of April, 2000.

(i)      Principal Executive Officer:

         /s/ Gerald M. Levin
         ------------------------------
         Gerald M. Levin
         Director, Chairman of the Board
         and Chief Executive Officer

(ii)     Principal Financial Officer:

         /s/ Joseph A. Ripp
         ------------------------------
         Joseph A. Ripp,
         Executive Vice President and
         Chief Financial Officer

(iii)Principal Accounting Officer:

         /s/ James W. Barge
         ------------------------------
         James W. Barge,
         Vice President and Controller

(iv)     Directors:

         /s/ Merv Adelson                            /s/ J. Carter Bacot
         ------------------------------              --------------------------
         Merv Adelson,                               J. Carter Bacot,
         Director                                    Director

         _____________________________               /s/ John C. Danforth
                                                     --------------------------
         Stephen F. Bollenbach,                      John C. Danforth,
         Director                                    Director

         /s/ Beverly Sills Greenough                 __________________________
         -----------------------------
         Beverly Sills Greenough,                    Gerald Greenwald,
         Director                                    Director

         /s/ Carla A. Hills                          /s/ Reuben Mark
         -----------------------------               --------------------------
         Carla A. Hills,                             Reuben Mark,
         Director                                    Director



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                                                                             3

         _____________________________               /s/ Richard D. Parsons
                                                     --------------------------
         Michael A. Miles,                           Richard D. Parsons,
         Director

         -----------------------------               --------------------------
         R.F. Turner,                                Francis T. Vincent, Jr.,
         Director